SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant                     [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:


/X/  Preliminary Proxy Statement           [ ]  Confidential, for Use of the
                                                Commission Only (as permitted
                                                by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                       Julius Baer Global Equity Fund Inc.

               (Name of Registrant/s as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)  Total fee paid:

--------------------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

--------------------------------------------------------------------------------
(2)  Form, Schedule or Registration No.:

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(3)  Filing Party:

                       JULIUS BAER GLOBAL EQUITY FUND INC.
                               330 MADISON AVENUE
                            NEW YORK, NEW YORK 10017

                                 ---------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 25, 2005

                                 ---------------

To the Stockholders of Julius Baer Global Equity Fund Inc.

Notice is hereby given that the annual meeting of stockholders of Julius Baer Global Equity Fund Inc., a Maryland corporation, (the "Fund") will be held on July 25, 2005 at 9:00 a.m. EDT, at the offices of the Fund, 330 Madison Avenue, Floor 12A, New York, NY 10017, for the following purposes:

     1.   To elect two Directors of the Fund; and

     2. Such other business as may properly come before the meeting or any adjournments or postponements thereof.


The Board of Directors of the Fund has fixed the close of business on June 1, 2005, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.


                                        By Order of the Board of Directors,

                                        Craig M. Giunta
                                        Secretary

June 22, 2005

STOCKHOLDERS ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. AS AN ALTERNATIVE TO USING THE PAPER PROXY CARD TO VOTE, STOCKHOLDERS WHOSE SHARES ARE HELD IN "STREET NAME" MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

               REGISTRATION                         VALID SIGNATURE

CORPORATE ACCOUNTS
(1) ABC Corp. .............................    ABC Corp.
(2) ABC Corp. .............................    John Doe, Treasurer
(3) ABC Corp.
    c/o John Doe, Treasurer ...............    John Doe
(4) ABC Corp. Profit Sharing Plan .........    John Doe, Trustee

TRUST ACCOUNTS
(1) ABC Trust .............................    Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78 ...    Jane B. Doe

CUSTODIAN OR ESTATE ACCOUNTS
(1) John B. Smith, Cust. f/b/o John B. Smith,
    Jr. UGMA ..............................    John B. Smith
(2) John B. Smith .........................    John B. Smith, Jr., Executor

                       JULIUS BAER GLOBAL EQUITY FUND INC.
                               330 MADISON AVENUE
                            NEW YORK, NEW YORK 10017

                                 ---------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 25, 2005

                                 ---------------

                                 PROXY STATEMENT

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Julius Baer Global Equity Fund Inc. (the "Fund") for use at its annual meeting of stockholders to be held on July 25, 2005 at 9:00 a.m. EDT, at the offices of the Fund, 330 Madison Avenue, Floor 12A, New York, NY 10017, and at any adjournments and postponements thereof (collectively, the "Annual Meeting"). A Notice of Annual Meeting of Stockholders and a proxy card accompany this Proxy Statement.

    At the Annual Meeting, stockholders will be asked to consider and vote on the following:

    1. The election of two Directors of the Fund; and

    2. Such other business as may properly come before the Annual Meeting.

SOLICITATION OF PROXIES AND VOTING INFORMATION

    The Board is soliciting votes from stockholders of the Fund with respect to the election of Directors as described in this Proxy Statement. The approximate date on which this Proxy Statement is being mailed to stockholders is June 23, 2005. Additional information regarding the solicitation of proxies is included at the end of this Proxy Statement under "General Information."

    The Board has set the close of business on June 1, 2005, as the record date (the "Record Date"), and only stockholders of record who owned shares of the Fund on the Record Date will be entitled to vote at the Annual Meeting. If you do not expect to attend the Annual Meeting, please sign and promptly return the proxy card in the enclosed self-addressed envelope or if your shares are held in "street name" you may also vote by telephone or through the internet as indicated in the proxy card. If the accompanying proxy card is properly executed and returned in time to be voted at the Annual Meeting, the shares represented by that proxy card will be voted in accordance with the instructions provided on the proxy card. If no choices are specified, the shares will be voted FOR the election of all nominees for Director listed in this Proxy Statement. Additional information regarding outstanding shares, voting and attending the Annual
Meeting  is  included  at  the  end  of  this  Proxy   Statement  under  "Voting
Information."

                        PROPOSAL 1: ELECTION OF DIRECTORS

    Stockholders are being asked to elect two (2) of the seven (7) Directors of the Fund. The Board is divided into three classes, designated as Class I, Class II and Class III. Each year the term of office of one class expires. At the Annual Meeting, the election of Robert S. Matthews and Thomas J. Gibbons as Class II Directors is proposed. Each Class II Director is to hold office for a period expiring at the third succeeding annual meeting of stockholders and when each successor is elected and qualified. Messrs. Matthews and Gibbons currently serve as Directors of the Fund and have consented to continue to serve as Directors of the Fund if elected at the Annual Meeting. If any nominee should be unable to serve, an event not now anticipated, the persons named in the proxy have discretionary authority to vote in favor of a substitute nominee or nominees as may be proposed by the Board.

    Any Director may resign and any Director may be removed, with or without cause, at any annual or special meeting of stockholders called for that purpose by a vote of at least 75% of the votes entitled to be cast on the matter. In case a vacancy shall exist for any reason, the remaining Directors may fill such vacancy by appointing another Director. If, at any time, less than a majority of the Directors holding office have been elected by the stockholders, the Directors then in office will call a stockholders meeting for the purpose of electing Directors to fill any existing vacancies in the Board. Under the Fund's retirement policy, Directors must retire upon reaching age 75.

INFORMATION ABOUT THE NOMINEES AND CONTINUING DIRECTORS

    Set forth below is certain information regarding the nominees and the Directors who will continue in office. Nominees and Directors who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act") are referred to as Independent Nominees and Directors, respectively, and the Director who is an "interested person" of the Fund as defined in the 1940 Act is referred to as an Interested Director. The Fund complex includes the Fund and the four portfolios of the Julius Baer Investment Funds (the "Trust")(the "Fund Complex"). Julius Baer Investment Management LLC ("JBIM") is the investment adviser to Fund and the Trust.

INDEPENDENT NOMINEES

--------------------------------------------------------------------------------------------------------------------------

  NAME, AGE AND ADDRESS      POSITION    LENGTH      PRINCIPAL OCCUPATIONS(S) DURING       NUMBER OF           OTHER
                             HELD WITH   OF TIME              PAST 5 YEARS               PORTFOLIOS IN     DIRECTORSHIPS
                               FUND      SERVED                                          FUND COMPLEX         HELD BY
                                                                                          OVERSEEN BY       NOMINEE FOR
                                                                                          NOMINEE FOR        DIRECTOR
                                                                                           DIRECTOR

--------------------------------------------------------------------------------------------------------------------------
Robert S. Matthews (61)     Director,    Since      o    Partner, Matthews & Co.               5          Julius Baer
330 Madison Avenue          Class II     2002            (certified public                                Investment
New York, NY 10017                                       accountants)                                     Funds
--------------------------------------------------------------------------------------------------------------------------
Thomas J. Gibbons (58)(1)   Director,    Since      o    President, Cornerstone                5          Julius Baer
330 Madison Avenue          Class II     1993            Associates Management                            Investment
New York, NY 10017                                       (Consulting Firm)                                Funds
--------------------------------------------------------------------------------------------------------------------------

(1) Mr. Gibbons served as a Class III Director from 1993 to 2001 and as a Class II Director since 2001.

INDEPENDENT DIRECTORS

--------------------------------------------------------------------------------------------------------------------------

      NAME, AGE AND          POSITION    LENGTH OF       PRINCIPAL OCCUPATION(S)           NUMBER OF           OTHER
         ADDRESS             HELD WITH   TIME             DURING PAST FIVE YEARS         PORTFOLIOS IN     DIRECTORSHIPS
                             THE FUND    SERVED                                          FUND COMPLEX          HELD
                                                                                          OVERSEEN BY
                                                                                           DIRECTOR

--------------------------------------------------------------------------------------------------------------------------
Gerard J.M. Vlak (72)       Director,    Director    Retired                                   5          Julius Baer
330 Madison Avenue          Class III;   since                                                            Investment
New York, NY 10017          Chairman     2004;                                                            Funds
                            of the Fund  Chairman
                                         since 2005
--------------------------------------------------------------------------------------------------------------------------
Antoine Bernheim (51) 330   Director,    Since 1990  President, Dome Capital                   5          Julius Baer
Madison Avenue              Class I                  Management Inc. (investment                          Investment
New York, NY 10017                                   firm); Chairman, Dome                                Funds
                                                     Securities Corp.
--------------------------------------------------------------------------------------------------------------------------
Harvey B. Kaplan (67)       Director,    Since 1990  Controller (Chief Financial               5          Julius Baer
80 Voice Road               Class III                Officer), Easter Unlimited,                          Investment
Carle Place, NY 11514                                Inc. (toy company)                                   Funds
--------------------------------------------------------------------------------------------------------------------------
Peter Wolfram (52)          Director,    Since 2004  Partner, Kelley Drye & Warren             5          Julius Baer
330 Madison Avenue          Class III                (law firm)                                           Investment
New York, New York 10017                                                                                  Funds
--------------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTOR

--------------------------------------------------------------------------------------------------------------------------

  NAME, AGE AND ADDRESS      POSITION    LENGTH OF       PRINCIPAL OCCUPATION(S)           NUMBER OF           OTHER
                             HELD WITH   TIME             DURING PAST FIVE YEARS         PORTFOLIOS IN     DIRECTORSHIPS
                             THE FUND      SERVED                                        FUND COMPLEX          HELD
                                                                                          OVERSEEN BY
                                                                                           DIRECTOR

--------------------------------------------------------------------------------------------------------------------------
Mike Quain (47)(1)          Director,     Since      First Vice President of JBIM              5          Julius Baer
330 Madison Avenue          Class III     2004       (since August 2002); First Vice                      Investment
New York, New York 10017                             President of Julius Baer                             Funds
                                                     Securities Inc.; First Vice
                                                     President, Bank Julius Baer &
                                                     Co., Ltd. New York Branch,
                                                     (1998 -2002); President and
                                                     Chief Executive Officer of the
                                                     Fund (1997-2004); President and
                                                     Chief Executive Officer of JBIM
                                                     (1998-2004); Chief Compliance
                                                     Officer of the Trust and the
                                                     Fund (since 2004).
--------------------------------------------------------------------------------------------------------------------------

(1) Mr. Quain is considered to be "interested," as defined in the 1940 Act, because of his position with the Fund, the Adviser, and the Trust, an affiliate of the Fund.

FUND SHARE OWNERSHIP OF THE NOMINEES AND DIRECTORS AS OF DECEMBER 31, 2004

         The following table sets forth the aggregate dollar range of equity securities owned by each Nominee and Director in the Fund and in all funds in the Fund Family as of the Record Date. For purposes of this Proxy Statement, "Fund Family" means the Fund and the four series of the Julius Baer Investment Funds. Information regarding share ownership is based upon information provided by each Nominee and Director.

INDEPENDENT NOMINEES AND DIRECTORS

NAME OF NOMINEE OR DIRECTOR              DOLLAR RANGE OF EQUITY SECURITIES      AGGREGATE DOLLAR RANGE OF EQUITY
                                         IN THE FUND                            SECURITIES IN ALL REGISTERED
                                                                                INVESTMENT COMPANIES OVERSEEN BY
                                                                                DIRECTOR IN FUND FAMILY
Harvey B. Kaplan                                         None                             $10,001 - $50,000
Antoine Bernheim                                         None                                   None
Thomas J. Gibbons                                     $1-$10,000                             $1-$10,000
Robert S. Matthews                                       None                               Over $100,000
Gerard J.M. Vlak                                         None                                $1-$10,000
Peter Wolfram                                     $10,001 - $50,000                       $10,001 - $50,000


INTERESTED DIRECTOR

NAME OF DIRECTOR                         DOLLAR RANGE OF EQUITY SECURITIES      AGGREGATE DOLLAR RANGE OF EQUITY
                                         IN THE FUND                            SECURITIES IN ALL REGISTERED
                                                                                INVESTMENT COMPANIES OVERSEEN BY
                                                                                DIRECTOR IN FUND FAMILY
Michael K. Quain                                  $1 - $10,000                            $10,001 - $50,000

    As of the Record Date, the Directors and officers of the Fund, as a group, beneficially owned less than 1% of the outstanding shares. The Board held six meetings during the fiscal year ended October 31, 2004. All of the Directors attended at least 75% of the Board meetings. All of the Directors, attended at least 75% of the Committee meetings of which they were members.

    The following table lists the compensation paid to each of the Directors by the Fund Complex during the fiscal year ended October 31, 2004. Mr. Quain is an Interested Director and therefore did not receive compensation from the Fund complex. The Fund has no retirement or pension plan for its Directors or officers.

            COMPENSATION TABLE (FOR FISCAL YEAR END OCTOBER 31, 2004)

                                    AGGREGATE            TOTAL COMPENSATION
                                  COMPENSATION           FROM THE FUND AND THE
  NAME                            FROM THE FUND             FUND COMPLEX
  ----                            -------------          ---------------------

  Antoine Bernheim                    $9,000                    $9,000

  Thomas J. Gibbons                   $9,250                    $9,250

  Harvey B. Kaplan                    $9,250                   $35,000

  Robert S. Matthews                  $9,250                   $35,000

  Gerard J.M. Vlak                      $0                     $25,750

  Peter Wolfram                         $0                     $25,750

  Total                              $36,750                   $139,750

    COMMITTEES OF THE BOARD

    The Board has an Audit Committee, a Nominating Committee and a Valuation Committee. Currently, Messrs. Matthews (Chairman), Kaplan and Wolfram comprise the Audit Committee; Messrs. Gibbons (Chairman), Kaplan and Vlak comprise the Nominating Committee; and Messrs. Matthews (Chairman), Bernheim, and Wolfram comprise the Valuation Committee.

    NOMINATING COMMITTEE: All members of the Nominating Committee are independent under the New York Stock Exchange's Revised Listing Rules and are not interested persons, as defined in the 1940 Act, of the Fund. The Nominating Committee makes nominations for Independent Directors, reviews committee assignments and reviews compensation matters. The Nominating Committee receives, reviews and maintains files of individuals qualified to be recommended as nominees for election as Directors, including any recommendations proposed by stockholders, and presents recommendations to the Board of Directors. The Nominating Committee evaluates the candidates' qualifications, including their character, judgment, business experience, diversity and acumen, and their independence from the Fund's investment adviser and other principal service providers. The minimum qualifications and standards that the Fund seeks for Director nominees are: reputation for integrity, good business sense, stature sufficient to instill confidence, a sense of materiality, ability to commit the necessary time, financial independence from board fees, and familiarity with financial statements and basic investment principles. The Nominating Committee had one meeting during the fiscal year ended October 31, 2004. The Nominating Committee has a charter, a copy of which was included as an exhibit to the Fund's proxy statement, dated February 11, 2004.

    Nominees recommended by stockholders will be considered by the Nominating Committee. Recommendations should be submitted in writing to the Secretary of the Fund. Any stockholder recommendation of Director candidates must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "1934 Act") to be considered by the Nominating Committee. In evaluating a candidate recommended by a stockholder, the Nominating Committee, in addition to the factors discussed above, may consider the objectives of the stockholder in submitting that nomination and whether such objectives are consistent with the interests of all stockholders.

    On December 8, 2004, the Board of the Fund approved the formation of a subcommittee of the Nominating Committee dealing with compensation matters. Messrs. Vlak (Chairman), Bernheim and Gibbons comprise this subcommittee.

    AUDIT COMMITTEE: The Audit Committee, pursuant to the Audit Committee Charter adopted by the Board (included as an exhibit to the Fund's proxy statement dated May 21, 2003): (1) recommends to the Board auditors to be retained for the next fiscal year; meets with the Fund's independent auditors as necessary; (2) considers the effect upon the Fund of any changes in accounting principles or practices proposed by the Adviser or the auditors; (3) reviews the fees charged by the auditors for audit and non-audit services; (4) investigates improprieties or suspected improprieties in the Fund's operations; (5) reviews the findings of Securities and Exchange Commission ("SEC") examinations and consults with the Adviser on appropriate responses; and (6) reports its activities to the full Board on a regular basis and makes such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate. The Audit Committee had two meetings during the fiscal year ended October 31, 2004. Each member of the Audit Committee is independent, as defined in the applicable listing standards of the New York Stock Exchange.

    VALUATION COMMITTEE: The Board has delegated to its Valuation Committee the authority and responsibility to make fair value determinations on behalf of the Board. The Valuation Committee shall review each action taken or approved by the Pricing Committee to determine whether such actions were taken in a manner consistent with the Fund's Valuation Procedures, and shall also review the appropriateness of the methodologies used to value portfolio securities in the Fund's portfolios and the quality of the prices obtained through those procedures and recommend adjustments to such methods when appropriate. The Valuation Committee had one meeting during the fiscal year ended October 31, 2004. Each member of the Audit Committee is independent, as defined in the applicable listing standards of the New York Stock Exchange.

BOARD RECOMMENDATION

    THE BOARD OF THE DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE.

                               GENERAL INFORMATION

ADDITIONAL INFORMATION REGARDING PROXY SOLICITATION

    Proxy solicitations will be made, beginning on or about June 23, 2005, primarily by mail, but proxy solicitations also may be made by telephone, facsimile, or personal interviews conducted by officers and employees of the Fund, the Adviser and Investors Bank & Trust Company, the custodian and administrator of the Fund.

    In addition, the Fund has engaged D.F. King & Co., Inc. to solicit proxies on behalf of the Fund's Board for a fee not to exceed $1,500 plus out-of-pocket expenses. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Fund. The Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of shares of the Fund.

REPORT TO STOCKHOLDERS

    The Fund's Annual Report to stockholders for the fiscal year ended October 31, 2004, which contains audited financial statements, was previously sent to stockholders. An additional copy may be obtained without charge by calling 1-800-387-6977 or mailing a request to: Julius Baer Global Equity Fund Inc. c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202.

REVOCATION OF PROXY

    Any Stockholder giving a proxy has the power to revoke it prior to its exercise by submission of a later dated proxy, by voting in person, or by letter to the Secretary of the Fund.

INFORMATION ABOUT SERVICE PROVIDERS

    ADVISER. JBIM located at 330 Madison Avenue, New York, NY 10017, serves as the investment adviser to the Fund.

    DISTRIBUTOR. Quasar Distribution Services, LLC, located at 615 E. Michigan Street, Milwaukee, WI 53202 serves as the distributor of the Fund's shares.

    CUSTODIAN AND ADMINISTRATOR. Investors Bank & Trust Company, located at 200 Clarendon Street, Boston, MA 02116, serves as the custodian and administrator for the Fund.

    PROXY SOLICITOR. D.F. King & Co., Inc., located at 48 Wall Street, New York, NY 10005, serves as the proxy solicitor.

OWNERSHIP OF SHARES

    According to information filed with the SEC, the persons shown on EXHIBIT 1 to this Proxy Statement were the beneficial owners of more than 5% of the Fund's outstanding shares as of the Record Date.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING

    Stockholders intending to present a proposal at the 2006 annual meeting or to nominate a person for election as a Director must comply with the requirements set forth in the Articles 2.5 and 3.3, respectively of the by-laws of the Fund. The Fund's by-laws require, among other things, that the Secretary of the Fund receive written notice from the record stockholder of intent to present such proposal or nomination no less than 60 days prior to the date of the meeting; provided, however, that if less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, any such notice by a stockholder to be timely must be so received no less than the close of business on the 10th day following the day on which notice of the date of the annual or special meeting was given or such public disclosure was made. The notice must contain the information required by the Fund's by-laws, a copy of which is available upon written request to the Secretary of the Fund, Julius Baer Global Equity Fund Inc., 330 Madison Avenue, Floor 12A, New York, NY 10017.

    There are additional requirements regarding proposals of stockholders, and any stockholder contemplating submission of a proposal is referred to Rule 14a-8 under the 1934 Act.

STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

    Stockholders who wish to communicate with the Board or individual Directors should write to the Board of Directors or the particular Director in care of the Fund, at the offices of the Fund. All communications will be forwarded directly to the Board of Directors or the individual Director.

    Stockholders also have an opportunity to communicate with the Board of Directors at stockholder meetings. The Fund does not have a policy requiring Directors to attend stockholder meetings. However, annual stockholder meetings are generally scheduled to coincide with a regular meeting of the Board in order to facilitate Director attendance.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's executive officers and Directors, and persons who beneficially own more than ten percent of the Fund's shares, to file reports of initial ownership and changes in ownership with the SEC, the New York Stock Exchange, Inc., and the Fund. To the Fund's knowledge, based solely upon review of the copies of such reports furnished to the Fund and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its Directors, officers and greater than ten percent owners were complied with during the fiscal year ended October 31, 2004.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

    The Board does not intend to present any other business at the Annual Meeting, nor is it aware that any stockholder intends to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

OFFICERS OF THE FUND

    The officers of the Fund are listed. The complete information for Mr. Quain, Chief Compliance Officer, is provided above under "Information about the Nominees and Continuing Directors." The term of office for each officer is one year.

------------------------------------------------------------------------------------------------------------------------

    NAME, AGE AND ADDRESS        POSITION(S) HELD WITH    LENGTH OF TIME                PRINCIPAL OCCUPATION(S)
                                         FUND                 SERVED                     DURING PAST FIVE YEARS

------------------------------------------------------------------------------------------------------------------------
Tony Williams (40)                     President         Since 2004         o    Chief Executive Officer of Julius
330 Madison Avenue                                                               Baer Investment Management LLC
New York, NY 10017                                                               (formerly, Julius Baer Investment
                                                                                 Management Inc.) and Asset Management
                                                                                 Americas (since 2004)

                                                                            o    Head of Asset Management Americas and
                                                                                 Chief Operating Officer, Julius Baer
                                                                                 Investment Management LLC (since 2003)

                                                                            o    Director and Head of Cross Border
                                                                                 Strategies, JP Morgan Fleming Asset
                                                                                 Management (1989-2002)

                                                                            o    Chief Operating Officer, JP Morgan
                                                                                 Fleming Asset Management (1998-2001)

------------------------------------------------------------------------------------------------------------------------
Denise Downey (43)                  Vice President       Since 1995         o    First Vice President, Director,
330 Madison Avenue                                                               Institutional Investments
New York, NY 10017                                                               (2002-present)

                                                                            o    First Vice President, Head of Product
                                                                                 Development, Bank Julius Baer
                                                                                 (2001-2002)

                                                                            o    Vice President, Deputy Chief Investment
                                                                                 Officer, Bank Julius Baer (1995-2001)

                                                                            o    Vice President, Senior Portfolio
                                                                                 Manager, Bankers Trust Company
                                                                                 (1986-1995)

------------------------------------------------------------------------------------------------------------------------
Brett Gallagher (43)                Vice President       Since 2004         o    First Vice President and Deputy
330 Madison Avenue                                                               Chief Investment Officer of Julius
New York, NY 10017                                                               Baer Investment Management LLC
                                                                                 (1999-present)

                                                                            o    Senior Investment Executive, The Chase
                                                                                 Manhattan Bank and Morgan Guaranty
                                                                                 Trust Company (1995- 1998)

                                                                            o    Senior Portfolio Manager, Bankers Trust
                                                                                 Company, New York
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

    NAME, AGE AND ADDRESS        POSITION(S) HELD WITH    LENGTH OF TIME                PRINCIPAL OCCUPATION(S)
                                         FUND                 SERVED                     DURING PAST FIVE YEARS

------------------------------------------------------------------------------------------------------------------------
Richard C. Pell (50)                Vice President       Since 2004         o    Senior Vice President and Chief
330 Madison Avenue                                                               Investment Officer of Julius Baer
New York, NY 10017                                                               Investment Management LLC
                                                                                 (2000-present)

                                                                            o    Senior Vice President and Chief
                                                                                 Investment Officer of Julius Baer
                                                                                 Investment Management LLC (formerly,
                                                                                 Bank Julius Baer & Co., Ltd., New York
                                                                                 Branch)(1995 - 2000)

------------------------------------------------------------------------------------------------------------------------
Rudolph-Riad Younes (43)            Vice President       Since 2004         o    Senior Vice President and Head of
330 Madison Avenue                                                               International Equity Management of
New York, NY 10017                                                               Julius Baer Investment Management LLC
                                                                                 (2000-present)

                                                                            o    Senior Vice President and Head of
                                                                                 International Equity Management, Julius
                                                                                 Baer Investment Management LLC
                                                                                 (formerly Bank Julius Baer & Co., Ltd.,
                                                                                 New York Branch) (1993 - 2000)

------------------------------------------------------------------------------------------------------------------------
Craig M. Giunta (33)             Secretary, Treasurer    Secretary and      o    Vice President, Julius Baer
330 Madison Avenue                and Chief Financial    Treasurer- Since        Investment Management, LLC
New York, NY 10017                      Officer          2001                    (2002-present)
                                                         Chief Financial
                                                         Officer- Since     o    Assistant Vice President, Bank
                                                         2003                    Julius Baer & Co., Ltd. New York
                                                                                 Branch (2001 -2002)

                                                                            o    Supervisor of Fund Accounting,
                                                                                 Neuberger Berman LLC. (1994-2001)

------------------------------------------------------------------------------------------------------------------------
Michael K. Quain (47)              Chief Compliance      Since 2004         See description above in Interested
330 Madison Avenue                      Officer                             Director.
New York, NY 10017

------------------------------------------------------------------------------------------------------------------------
Michael McVoy (49 )              Anti-Money Laundering   Since 2004         o    Senior Vice President, Legal
615 E. Michigan Street                  Officer                                  Counsel, Chief Compliance Officer
Milwaukee, WI 53202                                                              and Risk Manager for U.S. Bancorp
                                                                                 (1986 - present)
------------------------------------------------------------------------------------------------------------------------
Victoria McFarlane (38)           Assistant Treasurer    Since 2003         o    Director, Investors Bank & Trust
200 Clarendon Street                                                             Company (2002-present)
Boston, MA 02116
                                                                            o    Manager/Assistant Vice President
                                                                                 of Fund Treasury for MFS Investment
                                                                                 Services (1997 - 2002)

------------------------------------------------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

                              INDEPENDENT AUDITORS

    KPMG LLP ("KPMG") has served as the Fund's independent auditors since the Fund's inception. KPMG has extensive experience in investment company accounting and auditing and performs various audit and tax services for the Fund. Such services include an annual audit of the Fund's financial statements, review of certain filings with the SEC, consultation on tax, financial accounting and reporting matters, and meetings with the Audit Committee of the Fund's Board. The financial statements included in the most recent Annual Report to the Fund's stockholders have been examined by KPMG.

    For services rendered to the Fund or the Adviser for the fiscal years ended October 31, 2004, March 31, 2004 and March 31, 2003, KPMG received the following fees, all of which were approved by the Audit Committee:

    AUDIT FEES
    For audit services rendered to the Fund for the fiscal years ended October 31, 2004, March 31, 2004 and March 31, 2003, including fees billed for professional services rendered for the audit of the Fund's annual financial statements, KPMG received a fee of $30,000, $30,000 and $41,500, respectively.

    AUDIT-RELATED FEES
    KPMG received no audit-related fees for the fiscal years ended October 31, 2004, March 31, 2004 and March 31, 2003.

    TAX FEES
    The aggregate fees for professional services rendered by KPMG for tax compliance for each of the fiscal years ended October 31, 2004, March 31, 2004 and March 31, 2003 were $4,500, $4,500 and $4,500.

     ALL OTHER FEES
    KPMG received a fee of $0 for the fiscal year ended October 31, 2004 in connection with assisting management in documenting their controls over financial reporting, tax consulting and the review of the fair value procedures. KPMG received a fee of $13,500 for the fiscal year ended March 31, 2004 in connection with assisting management in documenting their controls over financial reporting, tax consulting and the review of the fair value procedures. There were no other fees billed for fiscal year ended March 31, 2003.

    The aggregate non-audit fees billed by KPMG to the Fund for the fiscal years ending October 31, 2004, March 31, 2004 and March 31, 2003 were $4,500, $18,000 and $4,500, respectively. The aggregate non-audit fees billed by KPMG and all entities controlling, controlled by, or under common control with the Adviser that provide services to the Fund for the fiscal years ended October 31, 2004, March 31, 2004 and March 31, 2003 were $0, $0 and $0, respectively.

    The Audit Committee has authorized the Chairman of the Audit Committee to pre-approve audit and non-audit services. For the fiscal years ending October 31, 2004, March 31, 2004 and March 31, 2003, the Audit Committee pre-approved all such services.

AUDIT COMMITTEE REPORT

    The Audit Committee has discussed with KPMG the matters required to be discussed by the Statement on Auditing Standards No. 61. The Audit Committee has received from KPMG the written statements required by Independence Standards Board No. 1, Independence Discussions with Audit Committees, and has discussed with KPMG the matter of the firm's independence. The Audit Committee has reviewed and discussed the audited financial statements with management. Based on such reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report for the fiscal year ended October 31, 2004 for filing with the SEC.

    The Audit Committee also has considered whether the provision of non-audit services by KPMG to the Fund, Julius Baer Securities, and all entities controlling, controlled by, or under common control with Julius Baer Securities that provide services to the Fund, is compatible with the maintenance of the independent accountants' continued independence. KPMG has represented to the Fund that KPMG and its members do not have any direct or indirect material financial interest in or connection with the Fund in any capacity other than as independent accountants. Based on these statements and discussions, the Audit Committee recommended and the Board approved the selection of KPMG as independent accountants for the Fund for the fiscal year ended October 31, 2005. Representatives from KPMG will not be present at the Annual Meeting, but have been given the opportunity to make a statement should they desire to do so and will be available to answer questions.

THE AUDIT COMMITTEE

    The Audit  Committee is comprised of the  following  Independent  Directors:
Messrs. Matthews (Chairman), Kaplan and Wolfram.


                               VOTING INFORMATION

RECORD DATE

    The Fund has two classes of common stock, of which each has a par value of $.001 per share. On the Record Date, there were 10,812,804.750 Class A shares and 5,294,865.111 Class I shares outstanding. Each share outstanding on the Record Date is entitled to one vote on all matters submitted to stockholders at the Annual Meeting, with pro rata voting rights for any fractional shares.

VOTE REQUIRED

    With respect to Proposal 1, nominees for Director receiving a plurality of the votes cast in person or by proxy at the Annual Meeting if a quorum exists will be elected.

VOTING INSTRUCTIONS FOR SHARES HELD IN NAME OF STOCKHOLDER

    Any stockholder holding shares in his or her name as record holder may vote shares by proxy through the mail as described in the enclosed proxy card. A properly completed and submitted proxy card will be voted in accordance with the stockholder's instructions, unless those instructions are subsequently revoked. If no choice is specified, shares will be voted FOR the election of the nominees. Any stockholder that attends the Annual Meeting and wishes to vote in person will be given a ballot prior to the vote.

VOTING INSTRUCTIONS FOR SHARES HELD IN "STREET NAME"

    Any stockholder holding shares through a broker may vote his or her proxy through the mail, telephone or internet, as described in the enclosed proxy card. Any stockholder that attends the Annual Meeting and wishes to vote in person will be given a ballot prior to the vote. However, if shares are held in the name of a broker, bank or other nominee, the stockholder must bring a letter from the nominee indicating that the stockholder is the beneficial owner of the shares on the Record Date and authorizing the stockholder to vote.

REVOKING A PROXY

    Any Stockholder giving a proxy has the power to revoke it prior to its exercise by submission of a later dated proxy, by voting in person at the annual meeting, or by letter revoking the proxy to the Secretary of the Fund. Presence at the Annual Meeting ALONE does not revoke a previous properly given proxy.

QUORUM; ADJOURNMENT

    A quorum of stockholders is necessary to take action at the Annual Meeting. Under the by-laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of one-third of the outstanding shares entitled to vote at the Annual Meeting. The failure of a quorum to be present at the Annual Meeting will necessitate adjournment and will subject the Fund to additional expenses.

    Under New York Stock Exchange rules applicable to broker-dealers, if a broker holds a stockholder's shares in its name, the Fund expects that the broker will be entitled to vote those shares on election of nominees even if the broker has not received instructions from the stockholder. A "broker non-vote" occurs when a broker has not received voting instructions from a stockholder and is barred from voting the shares without stockholder instructions because the proposal is non-routine. Because the uncontested election of nominees is considered routine, the Fund does not expect to receive any broker non-votes. Broker non-votes, if any, abstentions and votes withheld will count as present for establishing a quorum. Broker non-votes, abstentions and votes withheld have no effect on any proposal which requires a certain percentage of votes cast in order to be approved and have the effect of votes against any proposal which requires a certain percentage of the shares outstanding or the shares present in order to be approved. The election of directors requires a plurality of votes cast so broker non-votes, abstentions and votes withheld have no effect on such vote.

    In the event that a quorum is not present at the Annual Meeting, or for any other reason, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. The persons named as proxies will vote those proxies which they are entitled to vote FOR the election of any nominee in favor of such an adjournment and will vote those proxies required to WITHHOLD on any nominee against any such adjournment. Approval of any such proposal to adjourn the Annual Meeting requires the affirmative vote of the holders of a majority of stock voting on the matter at the Annual Meeting. Broker non-votes will have no effect on the outcome of a vote on adjournment. A stockholder vote may be taken on one or more of the proposals prior to any adjournment if sufficient votes have been received for approval.

        IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS
           ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE
         PROXY CARD AS SOON AS POSSIBLE IN THE MANNER DESCRIBED IN THE
          ENCLOSED PROXY CARD. A STOCKHOLDER HOLDING SHARES IN "STREET
            NAME" MAY ALSO VOTE HIS OR HER PROXY BY TELEPHONE OR THE
               INTERNET, AS DESCRIBED IN THE ENCLOSED PROXY CARD.

                                    EXHIBIT 1

                              BENEFICIAL OWNERSHIP
                             (AS OF THE RECORD DATE)